UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 28, 2009

BEACON ENTERPRISE SOLUTIONS GROUP, INC.
(Exact name of registrant as specified in Charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification
incorporation or organization)		No.)

1961 Bishop Lane
Louisville, Kentucky 40218
(Address of Principal Executive Offices)

502-657-3500
(Issuer Telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     As described in the Current Report on Form 8-K filed on December 3, 2008, which is incorporated by reference herein, the Company engaged a registered broker-dealer (the “Placement Agent”) in a private placement of up to 3,750,000 units (the “Common Units”), for an aggregate purchase price of $3,000,000, with each Common Unit comprised of (i) one share of Common Stock, and (ii) a five year warrant to purchase one-half share of Common Stock (each, an “Investor Warrant”) at a purchase price of $1.00 per share (collectively the “Common Offering”). In the event that the Common Offering is oversubscribed, the Company may sell and issue up to an additional 562,500 Common Units.

     On May 28th, 2009, the Company completed its offering under which it sold an aggregate of 4,277,050 Common Units to accredited investors for an aggregate purchase price of $3,421,640. The Company has used the proceeds of the Common Offering to provide working capital. The Placement Agent has earned cumulative cash commissions of $342,164 and warrants to purchase an aggregate of 641,561 shares of Common Stock.

     The Investor Warrants each have a five year exercise period and an exercise price of $1.00 per share of Common Stock, payable in cash on the exercise date or cashless conversion if a registration statement or current prospectus covering the resale of the shares underlying the Investor Warrants is not effective or available at any time more than six months after the date of issuance of the Investor Warrants. The exercise price is subject to adjustment upon certain occurrences specified in the Investor Warrants.

     The Company is relying on an exemption from registration provided under Section 4(2) of the Securities Act for the issuance of the Investor Warrants and shares of its Common Stock, which exemption the Company believes is available because the securities were not offered pursuant to a general solicitation and the status of the purchasers of the shares as “accredited investors” as defined in Regulation D under the Securities Act. This report is neither an offer to purchase, nor a solicitation of an offer to sell, securities. The securities offered have not been registered under the Securities Act and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

     THE INFORMATION CONTAINED IN THIS REPORT IS NEITHER AN OFFER TO PURCHASE, NOR A SOLICITATION OF AN OFFER TO SELL, SECURITIES. THE SECURITIES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED IN THE UNITED STATES ABSENT REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ENTERPRISE SOLUTIONS
GROUP, INC.

Date: June 2, 2009	By:	/s/ Robert Mohr

Robert Mohr,
Principal Financial Officer